UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

FRONT YARD RESIDENTIAL CORPORATION
(Name of Registrant as Specified in Its Charter)

SNOW PARK CAPITAL PARTNERS MASTER FUND, LP

SNOW PARK CAPITAL PARTNERS, GP

SNOW PARK CAPITAL PARTNERS, LP

SNOW PARK CAPITAL MANAGEMENT, LLC

JEFFREY PIERCE

JPL OPPORTUNITY FUND LP

SOARING EAGLE LLC

JPL MANAGEMENT SERVICES LLC

JPL ADVISORS LLC

LAZAR NIKOLIC

PHILIP R. CHAPMAN

JAY S. NICKSE

WICKAPOGUE STRUCTURED CREDIT FUND, LP

WICKAPOGUE GP, LLC

TRADETWINS VENTURES, LLC

LELAND ABRAMS

TIMBERLINE FUND, LP

TIMBERLINE FUND GP, LLC

WYNKOOP, LLC

BRANDON JUNDT

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

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2019 ANNUAL MEETING OF STOCKHOLDERS

OF

FRONT YARD RESIDENTIAL CORPORATION

SUPPLEMENT DATED APRIL 29, 2019 TO PROXY STATEMENT OF FRONT YARD RESIDENTIAL CORPORATION DATED APRIL 16, 2019

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

Snow Park Capital Partners Master Fund, LP (“Snow Park Master”), Snow Park Capital Partners GP, LLC (“Snow Park GP”), Snow Park Capital Partners, LP (“Snow Park IM”), Snow Park Capital Management, LLC (“Snow Park IM GP”) and Jeffrey Pierce (collectively, “Snow Park” or “we”) are significant stockholders of Front Yard Residential Corporation, a Maryland corporation (“Front Yard” or the “Company”), who, together with the other participants in this solicitation, beneficially own in the aggregate approximately 2.1% of the outstanding shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company.

We are furnishing this proxy statement supplement (this “Supplement”) and accompanying BLUE proxy card to Front Yard’s stockholders in connection with the solicitation of proxies in connection with Front Yard’s 2019 annual meeting of stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof, the “Annual Meeting”). The Annual Meeting is scheduled to be held on Thursday, May 23, 2019, at 8:30 a.m., Atlantic Standard Time, at The Buccaneer Hotel, located at 5007 Estate Shoys, Christiansted, United States Virgin Islands 00820.

We are seeking your support at the Annual Meeting for the following:

1.

To elect Snow Park’s three (3) director nominees, Leland Abrams, Lazar Nikolic and Jeffrey Pierce (each a “Nominee” and collectively, the “Nominees”), to serve until the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified, and grant authority to vote for Front Yard’s nominees other than Michael A. Eruzione, George W. McDowell and David B. Reiner;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	To hold a vote on the adoption of the Front Yard Residential Corporation 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”);

4.	To hold a non-binding advisory vote on the compensation of the Company’s named executive officers; and

5.	To transact such other business as may properly come before the Annual Meeting.

These proposals are more fully described in the definitive proxy statement filed by Snow Park with the Securities and Exchange Commission (the “SEC”) on April 16, 2019 (our “Proxy Statement”). We are furnishing you this Supplement to provide an update with respect to certain information included in our Proxy Statement.

UPDATE TO SLATE OF NOMINEES

On April 29, 2019, we submitted to Front Yard an update and supplement to our notice of stockholder nomination of individuals for election as directors at the Annual Meeting to modify our slate of nominees for election to Front Yard’s Board of Directors (the “Board”) at the Annual Meeting to reflect our withdrawal of Khalil Kanaan and George Lucaci as nominees. Leland Abrams, Lazar Nikolic and Jeffrey Pierce continue to be Nominees nominated for election to the Board at the Annual Meeting.

The Nominees, if elected, would constitute a minority of the Board, and under the proxy rules, we may solicit proxies in support of the Nominees and also seek authority to vote for all of Front Yard’s nominees other than those Front Yard nominees we specify. This gives stockholders the ability to vote for up to a full complement of seven director nominees by using the BLUE proxy card to vote for the Nominees as well as Front Yard’s nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder does not seek authority to vote and will not exercise authority to vote. There are seven director seats up for election at the Annual Meeting. As discussed above, we have determined to nominate a slate of three Nominees, Leland Abrams, Lazar Nikolic and Jeffrey Pierce. We are also seeking authority to vote for up to all of Front Yard’s nominees other than Michael A. Eruzione, George W. McDowell and David B. Reiner. As a result, should you so authorize us on the BLUE proxy card, we would cast votes for the three Nominees and for between none and four of Front Yard’s nominees other than those Front Yard nominees we specify. None of Front Yard’s nominees for whom we seek authority to vote has agreed to serve with any of the Nominees, if elected, and there is no assurance that any of Front Yard’s nominees will serve as directors if any or all of the Nominees are elected to the Board. The names, backgrounds and qualifications of Front Yard’s nominees, and other information about them, can be found in Front Yard’s definitive proxy statement.

For details regarding the qualifications of the Nominees as well as our reasons for making this solicitation, please see our Proxy Statement, previously filed with the SEC and furnished to Front Yard’s stockholders. If you need another copy of our Proxy Statement or this Supplement, please contact Saratoga Proxy Consulting LLC (“Saratoga”), which is assisting us, at its address and toll-free numbers listed below.

This Supplement is dated April 29, 2019, and is first being furnished to stockholders of Front Yard on or about April 29, 2019. This Supplement should be read in conjunction with our Proxy Statement.

We have updated the BLUE proxy card to reflect the updated slate of Nominees and the discretionary authority being sought by Snow Park to cast votes for certain of Front Yard’s nominees, as described above. If you have already cast your vote for Leland Abrams, Lazar Nikolic and Jeffrey Pierce on the previously circulated form of BLUE proxy card, your shares will be voted for such Nominee(s) at the Annual Meeting. However, if you do not resubmit your vote on the BLUE proxy card accompanying this Supplement, your shares will not be voted for any Front Yard nominee for which Snow Park is seeking discretionary authority to vote. THEREFORE, EVEN IF YOU HAVE ALREADY SENT A PROXY CARD TO FRONT YARD OR VOTED ON THE PREVIOUSLY CIRCULATED FORM OF BLUE PROXY CARD, WE URGE YOU TO RESUBMIT YOUR VOTE ON THE BLUE PROXY CARD ACCOMPANYING THIS SUPPLEMENT.

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All valid proxies received prior to the Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification. If you return a valid proxy and no specification is made, the shares of Common Stock will be voted (i) “FOR ALL” of the Nominees and to grant authority to vote for the persons who have been nominated by Front Yard to serve as directors, other than Michael A. Eruzione, George W. McDowell and David B. Reiner, (ii) “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, (iii) “AGAINST” the adoption of the 2019 Equity Incentive Plan and (iv) “AGAINST” the non-binding advisory vote on executive compensation. We are not aware of any other matter to be considered at the Annual Meeting. However, if we learn of any other proposals made at a reasonable time before the Annual Meeting, we will either supplement our Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on such matters or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the BLUE proxy card solicited by Snow Park will vote such proxies in their discretion.

THIS SOLICITATION IS BEING MADE BY SNOW PARK AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF FRONT YARD.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TO VOTE (I) “FOR” the election of the Nominees and to grant authority to vote for Front Yard’s nominees other than Michael A. Eruzione, George W. McDowell and David B. Reiner, (II) “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, (III) “AGAINST” the adoption of the 2019 Equity Incentive Plan AND (IV) “AGAINST” the non-binding advisory vote on executive compensation.

IF YOU HAVE ALREADY SENT A white PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN this supplement and our PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE Annual Meeting BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE Annual Meeting OR BY VOTING IN PERSON AT THE Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting –
this Supplement, our Proxy Statement and our BLUE proxy card are available at

www.saratogaproxy.com/snowpark

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of our Nominees and in accordance with Snow Park’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to Snow Park c/o Saratoga in the enclosed envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of Snow Park’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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BLUE PROXY CARD

FRONT YARD RESIDENTIAL CORPORATION

2019 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF SNOW PARK CAPITAL PARTNERS MASTER FUND, LP AND THE OTHER PARTICIPANTS IN ITS SOLICITATION

THE BOARD OF DIRECTORS OF FRONT YARD RESIDENTIAL CORPORATION
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Jeffrey Pierce, John Ferguson and Ryan Nebel, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, par value $0.01 (the “Common Stock”), of Front Yard Residential Corporation (the “Company”), which the undersigned would be entitled to vote if personally present at the 2019 Annual Meeting of Stockholders of the Company scheduled to be held on Thursday, May 23, 2019, at 8:30 a.m., Atlantic Standard Time, at The Buccaneer Hotel, located at 5007 Estate Shoys, Christiansted, United States Virgin Islands 00820 (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Snow Park Capital Partners Master Fund, LP (“Snow Park”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “AGAINST” PROPOSAL 3 AND “AGAINST” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Snow Park’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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[X] Please mark vote as in this example

SNOW PARK RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1. SNOW PARK MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2, 3 AND 4.

1.	Snow Park’s proposal to elect Leland Abrams, Lazar Nikolic and Jeffrey Pierce as directors of the Company:
	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEE(S) EXCEPT WRITTEN BELOW

Nominees: Leland Abrams Lazar Nikolic Jeffrey Pierce	☐	☐	☐ ______________ ______________ ______________

Snow Park does not expect that any of its nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, Snow Park has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Common Stock represented by this proxy card will be voted for such substitute nominee(s).

Snow Park intends to use this proxy to vote (i) “FOR” Messrs. Abrams, Nikolic and Pierce and (ii) “FOR” the candidates who have been nominated by the Company other than Michael A. Eruzione, George W. McDowell and David B. Reiner, for whom Snow Park is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if our nominees are elected.

Note: If you do not wish for your shares to be voted “FOR” a particular nominee, mark “FOR ALL NOMINEES EXCEPT WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares of Common Stock will be voted for the remaining nominee(s). You may also withhold authority to vote for one or more of the candidates who have been nominated by the Company other than Messrs. Eruzione, McDowell and Reiner, by writing the name of such candidate(s) below.

_____________________________________________________________________________

2.	Company’s proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

☐FOR	☐AGAINST	☐ABSTAIN

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3.	Company’s proposal to approve the adoption of the Front Yard Residential Corporation 2019 Equity Incentive Plan:

☐FOR	☐AGAINST	☐ABSTAIN

4.	Company’s proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers:

☐FOR	☐AGAINST	☐ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

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